JPMORGAN U.S. EQUITY FUNDS

J.P. Morgan Dynamic Growth Fund

(Class A, Class C and Select Class Shares)

(a series of JPMorgan Trust I)

Supplement dated November 26, 2014

to the Prospectus dated November 1, 2014, as supplemented

The information under “Purchase and Sale of Fund Shares” is hereby deleted in its entirety and replaced with the following:

Purchase Minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an accounts	$25
For Select Class Shares
To establish as account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-200-480-4111

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUPP-DYGR-1114